Exhibit 99.2

NYSE: HHC

Supplemental Information
3/31/2017

The Howard Hughes Corporation
13355 Noel Road, 22nd Floor	Phone: 214.741.7744
Dallas, TX 75240	www.howardhughes.com

Cautionary Statements

Forward Looking Statements

This presentation includes forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to current or historical facts. These statements may include words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “would,” and other statements of similar expression. Forward-looking statements should not be relied upon. They give our expectations about the future and are not guarantees. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to materially differ from any future results, performance and achievements expressed or implied by such forward-looking statements. For a discussion of the risk factors that could have an impact these forward-looking statements, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The statements made herein speak only as of the date of this presentation and we do not undertake to update this information except as required by law. Past performance does not guarantee future results. Performance during time periods shown is limited and may not reflect the performance in different economic and market cycles.

Non-GAAP Financial Measures

We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and makes comparisons of operating results among peer companies more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The non-GAAP financial measures used in this presentation are funds from operations, or FFO, core funds from operations, or Core FFO, and net operating income, or NOI.

FFO is defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income calculated in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges (which we believe are not indicative of the performance of our operating portfolio).  We calculate FFO in accordance with NAREIT’s definition. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of our financial performance not immediately apparent from net income determined in accordance with GAAP. Core FFO is calculated by adjusting FFO to exclude the impact of certain non-cash and/or nonrecurring income and expense items, as set forth in the calculation herein. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of the ongoing operating performance of our core operations, and we believe it is used by investors in a similar manner. Core FFO is a non-GAAP and non-standardized measure and may be calculated differently by other peer companies.

We define NOI as operating revenues (rental income, tenant recoveries and other revenue) less operating expenses (real estate taxes, repairs and maintenance, marketing and other property expenses).  NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, and development-related marketing costs. We also generally include our share of NOI from equity method joint ventures and distributions from cost basis investments herein unless otherwise noted.

While Core FFO, FFO and NOI are relevant and widely used measures of operating performance of real estate companies, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance.  FFO, Core FFO and NOI do not purport to be indicative of cash available to fund our future cash requirements.  Further, our computations of FFO, Core FFO and NOI may not be comparable to FFO, Core FFO and NOI reported by other real estate companies.  We have included a reconciliation of NOI, FFO and Core FFO to GAAP net income in this presentation. Non-GAAP financial measures should not be considered independently, or as a substitute, for financial information presented in accordance with GAAP.

Additional Information

Our website address is www.howardhughes.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other publicly filed documents are available and may be accessed free of charge through the “Investors” section of our website under the SEC Filings subsection, as soon as reasonably practicable after those documents are filed with, or furnished to, the SEC. Also available through our Investors section of our website are beneficial ownership reports filed by our directors and executive officers on Forms 3, 4 and 5.

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Table of Contents

FINANCIAL OVERVIEW		PORTFOLIO OVERVIEW		PORTFOLIO PERFORMANCE		DEBT & OTHER
Company Profile	3	MPC Portfolio	10	Lease Expirations	12	Debt Summary	19
Company Profile (cont'd)	4	Portfolio Key Metrics	11	Commercial Development	13	Property-Level Debt	20
Financial Summary	5			Unstabilized Assets	14	Ground Leases	21
Balance Sheet	6			Acquisitions / Dispositions	15	Definitions	22
Statement of Operations	7			MPC Land	16	Reconciliation of Non-GAAP	23
Income Reconciliation	8			Ward Village Condos	17
NOI by Region	9			Other Assets	18

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Company Profile – Summary & Results

Company Overview – Q1-17		Recent Company Highlights
Exchange / Ticker Share Price - March 31, 2017 Earnings / share FFO / Share Core FFO / Share	NYSE: HHC $ 117.25 $ 0.13 $ 0.23 $ 1.66

LAS VEGAS--(BUSINESS WIRE)--May 1, 2017-- The Howard Hughes Corporation® (NYSE: HHC) announced today that it has finalized a 15-year, build-to-suit lease with Aristocrat Technologies, Inc., allowing the leading global provider of land-based and online gaming solutions to consolidate several of its Las Vegas facilities to a new campus in the Summerlin® master planned community. Aristocrat’s new campus will be located minutes away from Downtown Summerlin®, reflecting the growth of commercial offerings in the community’s urban core as Summerlin continues to gain appeal as a workplace. The relocation is in line with the growing corporate trend to locate workplaces closer to where employees live in an effort to shorten commutes and boost quality of life.

DALLAS--(BUSINESS WIRE)--Mar. 30, 2017-- The Howard Hughes Corporation® (NYSE: HHC) (the “Company”) today announced the expiration of its previously announced tender offer and consent solicitation (the “Tender Offer”) for any and all of its existing 6.875% senior notes due 2021 (the “Notes”), which commenced on March 2, 2017 and is described in the Offer to Purchase and Consent Solicitation Statement, dated March 2, 2017 (the “Offer to Purchase”), and a related Consent and Letter of Transmittal (together with the Offer to Purchase, the “Offer Documents”). The Company has also completed the redemption of all of its outstanding Notes not tendered in the Tender Offer at a redemption price equal to 105.156% of the unpaid principal amount (or $158.3 million, plus $8.2 million, or approximately $5.16 per $1,000 principal amount of Notes) plus accrued and unpaid interest on such Notes up to, but excluding, the redemption date. The Company used a portion of its offering of $800 million in aggregate principal amount of 5.375% senior notes due 2025, which closed on March 16, 2017, to redeem the outstanding Notes not tendered by the holders.

CHICAGO--(BUSINESS WIRE)--Mar. 17, 2017-- The Howard Hughes Corporation® (NYSE: HHC) received unanimous approval at today’s Chicago Planning Commission meeting for its future trophy-class office building to be built at 110 North Wacker Drive, in collaboration with Riverside Investment & Development, Goettsch Partners and CBRE – the development, design and leasing team behind the recently completed 150 North Riverside Plaza office tower. With its prominent riverfront location, 110 North Wacker is a highly desirable office development site in the heart of the city, designed to be a dynamic addition to Chicago’s iconic skyline.

For more press releases, please visit  www.howardhughes.com/press

Operating Portfolio by Region		Q1-17 MPC & Condominium Results

Seaport District NYC
SIX CORE ASSETS SPANNING
FROM WALL STREET TO WAIKIKI
ELK GROVE
CALIFORNIA
110 N. WACKER
CHICAGO
SEAPORT DISTRICT
BRIDGELAND
TEXAS
LANDMARK
VIRGINIA
SUMMERLIN
LAS VEGAS
COLUMBIA
OUTLET COLLECTION
AT RIVERWALK
NEW ORLEANS
KENDALL TOWN CENTER
FLORIDA
THE WOODLANDS
TEXAS
Howard Hughes

		$ in millions		$ in millions

		Q1-17 MPC EBT		Q1-17 Condo Gross Profit
		Bridgeland	$13.4	Waiea	$3.5
		Columbia	(0.3)	Anaha	16.2
		Summerlin	30.0	Ke Kilohana	0.0
		The Woodlands	1.1	Ae`o	—
		Total	$44.2	Total	$19.7

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Company Profile – Summary & Results (cont’d)

Path to Annual Stabilized NOI

Currently Under Construction		Currently Unstabilized		Currently Stabilized		Total

Retail & Office S.F.	513,000	Retail & Office S.F.	2,043,656	Retail & Office S.F.	4,569,966	Retail & Office S.F.	7,126,622
Multifamily Units	729	Multifamily Units	514	Multifamily Units	1,108	Multifamily Units	2,351
Hotel Keys	72	Hotel Keys	913	Hotel Keys	-	Hotel Keys	985
Other Units	784	Other Units	654	Other Units	-	Other Units	1,438
Projected Stabilized NOI	$ 22.4	Projected Stabilized NOI	$ 96.1	Projected Stabilized NOI	$ 122.3	Projected Stabilized NOI	$ 240.8

Q1-17 - Operating Results by Property Type

Currently Under Construction	Currently Unstabilized	Currently Stabilized	Total

Note: Path to NOI Stabilization charts above exclude Seaport NOI until we have greater clarity with respect to the performance of our tenants. See page 13 for Stabilized NOI Yield and other project information.

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Financial Summary

Company Profile	Q1 2017		Q4 2016		Q3 2016		Q2 2016		Q1 2016		FY 2016		FY 2015
Share price	$117.25		$114.10		$114.50		$114.32		$105.89		$114.10		$113.16
Market Capitalization	$5.1	b	$4.9	b	$4.9	b	$4.9b	b	$4.5	b	$4.9	b	$4.9	b
Enterprise Value[1]	$7.3	b	$6.9	b	$7.1	b	$6.9b	b	$6.3	b	$6.9	b	$6.9	b
Dilutive effect of stock options	241		289		299		277		239		277		316
Warrants[2]	2,641		2,894		2,892		2,835		2,570		2,894		2,873
Weighted avg. shares - basic	39,799		39,492		39,502		39,492		39,473		39,492		39,470
Weighted avg. shares - diluted	42,757		42,753		42,760		42,664		42,400		42,729		42,754
Diluted shares outstanding (in thousands)	43,194		42,973		43,030		42,946		42,633		42,961		42,904

Earnings Profile

Operating Segment Income
Revenues	$79,856		$76,000		$71,238		$72,224		$63,593		$283,057		$251,414
Expenses	$39,265		$38,436		$39,893		$36,982		$36,142		$152,329		$135,666
Company's Share of Equity Method Investments NOI and Cost Basis Investment	$4,129		$888		$569		$2,272		$3,932		$8,893		$4,951
Net Operating Income[3]	$44,720		$38,454		$31,914		$37,514		$31,383		$139,621		$120,699
Avg. NOI margin	56%		51%		45%		52%		49%		49%		48%

MPC Segment Earnings
Total revenues	$68,706		$81,738		$51,304		$70,507		$49,755		$253,304		$229,865
Total expenses[4]	$35,357		$45,429		$30,720		$36,895		$25,365		$138,409		$133,612
Interest income, net[5]	$5,557		$5,468		$5,253		$5,009		$5,355		$21,085		$18,113
Equity in earnings in Real Estate and Other Affiliates	5,280		20,928		13,699		8,874		—		43,501		—
MPC Segment EBT[5]	$44,186		$62,705		$39,536		$47,495		$29,745		$179,481		$114,366

Condo Gross Profit
Revenues[6]	$80,145		$123,021		$115,407		$125,112		$122,094		$485,634		$305,284
Expenses[6]	$60,483		$81,566		$83,218		$79,726		$74,815		$319,325		$191,606
Condo Net Income	$19,662		$41,455		$32,189		$45,386		$47,279		$166,309		$113,678

Debt Summary

Total debt payable[7]	$2,771,492		$2,708,460		$2,865,456		$2,668,522		$2,561,944		$2,708,460		$2,463,122
Fixed rate	$1,324,634		$1,184,141		$1,152,897		$1,114,735		$1,120,393		$1,184,141		$1,121,669
Weighted avg. rate	4.94%		5.89%		5.99%		6.29%		6.17%		5.89%		6.08%
Variable rate	$1,309,169		$1,363,472		$1,425,276		$1,403,762		$1,374,211		$1,363,472		$1,313,636
Weighted avg. rate	3.45%		3.33%		3.08%		2.76%		2.8%		3.33%		2.92%
Short term condominium financing	$137,689		$160,847		$287,283		$150,025		$67,340		$160,847		$27,817
Weighted avg. rate	7.68%		7.47%		7.28%		7.20%		7.19%		7.47%		7.11%
Leverage ratio (debt to enterprise value)	38.0%		39.0%		39.9%		38.4%		40.1%		38.8%		35.6%

(1)	Enterprise Value = (Market value of common stock + book value of debt + noncontrolling interest) - cash and equivalents
(2)	Warrants assume net share settlement.
(3)	Net Operating Income = Operating Assets NOI excluding properties sold or in redevelopment + Company's Share of Equity Method Investments NOI and the annual Distribution from our Cost Basis Investment.
(4)

Expenses include both actual and estimated future costs of sales allocated on a relative sales value to land parcels sold, including MPC-level G&A and real estate taxes on remaining residential and commercial land.

(5)

MPC Segment EBT (Earnings before tax, as discussed in our GAAP financial statements), includes negative interest expense relating to capitalized interest for the segment relating to debt held in other segments and at corporate.

(6)

Revenues represent "Condominium rights and unit sales" and expenses represent "Condominium rights and unit cost of sales" as stated in our GAAP financial statements, based on the percentage of completion method ("POC").

(7)	Represents Total mortgages, notes, and loans payable, as stated in our GAAP financial statements, excluding unamortized deferred financing costs and underwriting fees.

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Balance Sheet

In thousands
ASSETS	Q1 2017	Q1 2016	FY 2016	FY 2015
Real estate assets	Unaudited	Unaudited
Master Planned Community assets	$1,672,484	$1,647,947	$1,669,561	$1,642,842
Land	314,259	325,412	320,936	322,462
Buildings and equipment	2,131,973	1,884,772	2,027,363	1,772,401
Less: accumulated depreciation	(266,260)	(252,095)	(245,814)	(232,969)
Developments	994,864	806,862	961,980	1,036,927
Net property and equipment	4,847,320	4,412,898	4,734,026	4,541,663
Net investment in Real Estate and Other Affiliates	70,381	56,295	76,376	57,811
Total Real Estate Assets	$4,917,701	$4,469,193	$4,810,402	$4,599,474
Cash and cash equivalents	541,508	736,834	665,510	445,301
Accounts Receivable	10,177	54,194	10,038	11,626
MUD receivables, net	160,189	157,282	150,385	139,946
Deferred expenses	64,155	63,532	64,531	61,804
Prepaid expenses and other assets	714,412	550,939	666,516	463,431
Total Assets	$6,408,142	$6,031,974	$6,367,382	$5,721,582

LIABILITIES AND EQUITY
Liabilities
Mortgages, notes and loans payable	$2,750,254	$2,543,638	$2,690,747	$2,443,962
Deferred tax liabilities	210,043	141,972	200,945	89,221
Warrant liabilities	313,797	277,940	332,170	307,760
Uncertain tax position liability	—	3,340	—	1,396
Accounts payable and accrued expenses	516,742	564,621	572,010	515,354
Total Liabilities	$3,790,836	$3,531,511	$3,795,872	$3,357,693
Equity
Capital stock	$404	$398	$398	$398
Additional paid-in capital	2,893,042	2,851,343	2,853,269	2,847,823
Accumulated deficit	(272,253)	(336,450)	(277,912)	(480,215)
Accumulated other loss	(6,428)	(17,760)	(6,786)	(7,889)
Treasury stock	(1,231)	(840)	(1,231)	—
Total stockholders' equity	2,613,534	2,496,691	2,567,738	2,360,117
Non-controlling interest	3,772	3,772	3,772	3,772
Total Equity	$2,617,306	$2,500,463	$2,571,510	$2,363,889

Total Liabilities and Equity	$6,408,142	$6,031,974	$6,367,382	$5,721,582
Share Count Details (in thousands)
Shares outstanding	40,312	39,824	39,790	39,715
Dilutive effect of stock options	241	239	277	316
Warrants (assumes net share settlement)	2,641	2,570	2,894	2,873
Total Diluted Share Equivalents Outstanding	43,194	42,633	42,961	42,904

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Comparative Statement of Operations: Total Portfolio

In thousands	Q1 2017	Q1 2016	FY 2016	FY 2015
Revenues:	Unaudited	Unaudited
Condominium rights and unit sales	$80,145	$122,094	$485,634	305,284
Master Planned Community land sales	53,481	41,942	215,318	187,399
Builder price participation	4,661	4,647	21,386	26,846
Minimum rents	46,326	41,309	173,268	150,805
Tenant recoveries	11,399	10,528	44,330	39,542
Hospitality revenues	19,711	12,909	62,252	45,374
Other land revenues	10,582	3,033	16,232	14,803
Other rental and property revenues	5,457	3,204	16,585	27,035
Total revenues	$231,762	$239,666	$1,035,005	$797,088

Expenses:
Condominium rights and unit cost of sales	$60,483	$74,815	$319,325	$191,606
Master Planned Community cost of sales	25,869	15,688	95,727	88,065
Master Planned Community operations	9,394	9,594	42,371	44,907
Other property operating costs	18,508	15,742	65,978	72,751
Rental property real estate taxes	7,537	6,748	26,847	24,138
Rental property maintenance costs	3,028	3,132	12,392	10,712
Hospitality operating costs	13,845	10,475	49,359	34,839
Provision for doubtful accounts	535	3,041	5,664	4,030
Demolition costs	65	472	2,212	3,297
Development-related marketing costs	4,205	4,531	22,184	25,466
General and administrative	18,117	20,324	86,588	81,345
Depreciation and amortization	25,524	22,972	95,864	98,997
Total expenses	$187,110	$187,534	$824,511	$680,153

Operating income before other items	44,652	52,132	210,494	116,935

Other:
Provision for impairment	—	—	(35,734)	—
Gain on sale of properties	32,215	140,479	140,549	—
Other income, net	687	359	11,453	1,829
Total other	$32,902	$140,838	$116,268	$1,829

Operating Income	$77,554	$192,970	$326,762	$118,764

Interest expense, net of interest income	(17,236)	(15,724)	(64,365)	(59,158)
Loss on early extinguishment of debt	(46,410)	—	—	—
Warrant liability (loss) / gain	(12,562)	29,820	(24,410)	58,320
Gain on acquisition of joint venture partner's interest	5,490	—	27,088	—
(Loss) / gain on disposal of operating assets	—	—	(1,117)	29,073
Equity in earnings from Real Estate and Other Affiliates	8,520	1,932	56,818	3,721
Income (loss) before taxes	15,356	208,998	320,776	150,720
Provision for income taxes	(9,697)	(65,233)	(118,450)	(24,001)
Net income	5,659	143,765	202,326	126,719
Net income attributable to noncontrolling interests	—	—	(23)	—
Net income (loss) attributable to common stockholders	$5,659	$143,765	$202,303	$126,719

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Reconciliation of Net Income to FFO and Core FFO

In thousands	Q1 2017	Q1 2016	FY 2016	FY 2015
RECONCILIATION OF NET INCOME TO FFO
Net income attributable to common shareholders	$5,659	$143,765	$202,303	$126,719
Add:
Segment real estate related depreciation and amortization	23,549	21,943	89,368	92,955
Loss (gain) on disposal of depreciable real estate operating assets	—	—	1,117	(29,073)
Gains on sales of properties	(32,215)	(140,549)	(140,549)	—
Income tax expense (benefit) adjustments - deferred
Loss (gain) on disposal of depreciable real estate operating assets	—	—	(419)	10,176
Gains on sales of properties	12,081	52,706	52,706	—
Impairment of depreciable real estate properties	—	—	35,734	—
Reconciling items related to noncontrolling interests	—	—	23	—
Our share of the above reconciling items included in earnings from unconsolidated joint ventures	830	1,196	863	2,255
FFO	9,904	79,061	241,146	203,032

Adjustments to arrive at Core FFO:
Acquisition expenses	32	—	526	—
Loss on redemption of senior notes due 2021	46,410	—	—	—
Gain on acquisition of joint venture partner's interest	(5,490)	—	(27,088)	—
Warrant (gain) loss	12,562	(29,820)	24,410	(58,320)
Severance expenses	828	190	487	767
Non-real estate related depreciation and amortization	1,975	1,029	6,496	6,042
Straight-line rent adjustment	1,961	3,121	10,689	7,391
Deferred income tax expense (benefit)	(3,193)	7,509	61,411	10,976
Non-cash fair value adjustments related to hedging instruments	(198)	351	1,364	1,745
Share based compensation	1,906	2,722	6,707	7,284
Other non-recurring expenses (development related marketing and demolition costs)	4,270	5,003	24,396	28,763
Our share of the above reconciling items included in earnings from unconsolidated joint ventures	75	227	206	(3)
Core FFO	$71,042	$69,393	$350,750	$207,677

FFO per diluted share value	$0.23	$1.86	$5.64	$4.75

Core FFO per diluted share value	$1.66	$1.64	$8.21	$4.86

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NOI by Region

Dollars in thousands
	%						1Q17		Time to
Property	Ownership	Total	1Q17 SF/Units	1Q17	1Q17	1Q17	Annualized	Stabilized	Stabilize
	(a)	SF / Units	Occupied	SF/Units Leased	% Occupied	% Leased	Cash NOI (a) (b)	NOI (a) (c)	(Years)
Stabilized Properties
Office - Houston	100%	1,452,473	1,420,111	1,430,452	98%	98%	$35,972	$38,200	NA
Office - Columbia	100%	1,085,070	978,897	1,010,821	90%	93%	13,544	14,500	NA
Office - Other	100%	226,000	226,000	226,000	100%	100%	6,064	6,100	NA
Retail - Houston (d)	100%	233,362	224,308	225,948	96%	97%	6,952	6,500	NA
Retail - Columbia	100%	88,556	68,100	88,556	77%	100%	1,564	2,200	NA
Retail - Hawaii	100%	1,143,533	1,070,347	1,078,352	94%	94%	23,600	25,600	NA
Retail - Other	100%	340,972	333,699	333,699	98%	98%	7,352	7,200	NA
Multi-Family - Houston	100%	707	617	646	87%	91%	6,204	9,100	NA
Multi-Family - Columbia	50%	380	350	355	92%	93%	2,764	3,500	NA
Multi-Family - New York	100%	21	20	20	96%	96%	476	600	NA
Other Assets (e)	NA	NA	NA	NA	NA	NA	8,821	8,821	NA
Total Stabilized Properties (f)							$113,313	$122,321	NA

Unstabilized Properties
Office - Houston	100%	676,688	243,609	306,095	36%	45%	$2,384	$14,500	3.0
Office - Columbia	100%	204,020	97,930	122,412	48%	60%	1,488	5,100	3.0
Office - Summerlin	100%	208,347	137,926	160,636	66%	77%	3,720	5,700	1.0
Retail - Houston (d)	100%	157,641	104,208	110,182	66%	70%	2,504	3,600	0.5
Retail - Summerlin	100%	796,443	670,605	699,277	84%	88%	17,916	26,300	1.0
Multi-Family - Houston	100%	390	300	336	77%	86%	4,244	7,500	1.0
Multi-Family - Summerlin	50%	124	96	106	77%	86%	—	1,100	1.0
Hospitality - Houston	100%	913	605	605	66%	66%	23,464	31,500	2.9
Self Storage - Houston	100%	654	—	—	NA	NA	—	800	2.0
Total Unstabilized Properties							$55,720	$96,100	1.7

Under Construction Properties
Office - Houston	100%	203,000	—	203,000	NA	100%	NA	$5,100	2.0
Office - Columbia	100%	130,000	—	97,500	NA	75%	NA	3,600	4.0
Office - Summerlin	100%	180,000	—	180,000	0%	100%	NA	4,100	2.0
Multi-Family - Houston	100%	292	—	—	NA	0%	NA	3,500	2.0
Multi-Family - Columbia	50%	437	—	—	NA	0%	NA	4,000	2.0
Hospitality - New York	35%	72	—	—	NA	0%	NA	1,300	1.0
Self Storage - Houston	100%	784	—	—	NA	NA	NA	800	2.0
Total Under Construction Properties							NA	$22,400	2.1

Total/ Wtd. Avg for Portfolio							$169,033	$240,821	1.9

Notes

(a)	Includes our share of NOI where we do not own 100%.
(b)	Annualized 1Q17 NOI includes distribution received from our cost basis investment. For purposes of this calculation, these one time annual distributions are not annualized.
(c)	Table above excludes Seaport NOI until we have greater clarity. Please reference page 13 for Stabilized NOI Yield and other project information.
(d)	Retail - Houston is inclusive of retail in The Woodlands and Bridgeland.
(e)	Other Assets are primarily made up of income from Kewalo Basin, Summerlin Baseball and Hockey ground lease, and our share of other equity method investments not included in other categories.
(f)

For Stabilized Properties, the difference between 1Q17 cash NOI and Stabilized NOI is attributable to a number of factors which may include timing, free rent or other temporary abatements, tenant turnover and market factors considered nonpermanent.

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MPC Portfolio

(Dollars in thousands)	Nevada	Texas	Maryland	Total
MPC Performance - FY-16 & Q1-17
MPC Net Contribution (FY-16) (a)	$136,500	$7,583	($1,179)	$142,904
MPC Net Contribution (Q1-17) (a)	$20,395	$2,478	($303)	$22,570
Operating Asset Performance - 2017 & Future
Annualized 1Q17 In-Place Cash NOI	$25,016	$81,724	$19,360	$126,100
Est. Stabilized NOI (Future)	$40,580	$121,100	$32,900	$194,580
Wtd. Avg. Time to Stab. (yrs.)	1.0	1.9	3.0	—

Note

(a)	Reconciliation from GAAP MPC segment EBT to MPC Net Contribution for the three months ended March 31, 2017 is found on Reconciliation of non-GAAP Measures.

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Portfolio Key Metrics

	MPC Regions						Non-MPC Regions
	Woodlands	Woodlands Hills	Bridgeland	Summerlin	Columbia	Total	Hawaii	Seaport	Other	Total
	Houston, TX	Houston, TX	Houston, TX	Las Vegas, NV	Columbia, MD	MPC Regions	Honolulu, HI	New York, NY		Non-MPC
Operating - Stabilized Properties
Office s.f.	1,452,473	—	—	—	1,085,070	2,537,543	—	—	226,000	226,000
Retail s.f.	233,362	—	—	—	88,556	321,918	1,143,533	—	340,972	1,484,505
Multifamily units	707	—	—	—	380	1,087	—	21	—	21
Hotel Rooms	—	—	—	—	—	—	—	—	—	—
Self Storage	—	—	—	—	—	—	—	—	—	—

Operating - Unstabilized Properties
Office s.f.	676,688	—	—	208,347	204,020	1,089,055	—	—	—	—
Retail s.f. (a)	74,669	—	82,972	796,443	—	954,084	—	—	—	—
Multifamily units	390	—	—	124	—	514	—	—	—	—
Hotel rooms	913	—	—	—	—	913	—	—	—	—
Self Storage	654	—	—	—	—	654	—	—	—	—

Operating - Under Construction Properties
Office s.f.	203,000	—	—	180,000	130,000	513,000	—	—	—	—
Retail s.f. (b)	—	—	—	—	—	—	—	—	—	—
Multifamily units	292	—	—	—	437	729	—	—	—	—
Hotel rooms	—	—	—	—	—	—	—	72	—	72
Self Storage	784	—	—	—	—	784	—	—	—	—

Residential Land
Total gross acreage/condos (c)	28,475 ac.	2,055 ac.	11,400 ac.	22,500 ac.	16,450 ac.	80,880 ac.	1,381	n.a.	n.a.	1,381
Current Residents (c)	115,000	—	8,300	107,000	112,000	342,300	n.a.	n.a.	n.a.	—
Remaining saleable acres/condos	307	1,439	2,474	3,740	n.a.	7,998	241	n.a.	n.a.	241
Estimated price per acre (d)	$560	$207	$372	$577	n.a.		n.a.	n.a.	n.a.

Commercial Land
Total acreage remaining	752	171	1,530	826	108	3,387	n.a.	n.a.	n.a.	—
Estimated price per acre (e)	$957	$552	$394	$759	$316		n.a.	n.a.	n.a.

Notes

Portfolio key metrics herein include square feet, units and rooms included in joint venture projects.

(a)	Retail s.f. within the Summerlin region excludes 381,767 sq. ft. of anchors.
(b)	Retail s.f. within New York region excludes Pier 17 and Uplands, pending final plans for this project.
(c)	Acreage and current residents shown as of December 31, 2016.
(d)

Residential pricing: average 2016 acreage pricing for Bridgeland,  Summerlin and The Woodlands. Summerlin avarage pricing excludes the sale of approximately 117 acres to Pulte with an atypical economic structure. Pro forma acreage pricing for The Woodlands Hills.

(e)	Commercial pricing: estimate of current value based upon recent sales, third party appraisals and third party MPC experts. The Woodlands Hills commercial is valued at cost.

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Lease Expirations

	Office Expirations			Retail Expirations
	Annualized Cash	Percentage of	Wtd. Avg. Annualized	Annualized Cash	Percentage of	Wtd. Avg. Annualized
	Rent	Annualized Cash	Cash Rent Per Leased Sq.	Rent	Annualized Cash	Cash Rent Per Leased Sq.
Expiration Year	($ in thousands)	Rent	Ft.	($ in thousands)	Rent	Ft.

2017	$5,022	6.25%	28.47	$8,843	8.56%	29.43
2018	3,768	4.69%	25.16	7,975	7.72%	40.44
2019	7,187	8.95%	29.67	4,368	4.23%	36.55
2020	8,537	10.63%	28.19	7,183	6.95%	48.47
2021	5,179	6.45%	32.97	7,123	6.89%	28.65
2022	8,965	11.16%	29.92	4,734	4.58%	50.17
2023	9,411	11.71%	28.71	6,296	6.09%	47.13
2024	10,345	12.88%	29.55	4,442	4.30%	34.90
2025	8,908	11.09%	33.55	27,854	26.95%	55.98
2026	947	1.18%	35.99	5,536	5.36%	37.79
Thereafter	12,069	15.02%	23.17	18,991	18.38%	15.08
Total	$80,337	100.00%		$103,345	100.00%

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Commercial Development

Dollars in thousands, except per sq. ft. and unit amounts
Owned & Managed						Const.	Est.	Develop.	Est.	Est.	Stabilized
Project	City,	%	Est. Rentable	Percent		Start	Stabilized	Costs	Total	Stabilized	NOI
Name	State	Ownership	Sq. Ft.	Pre-Leased[1]	Project Status	Date	Date[2]	Incurred	Cost	NOI[3]	Yield
Office
100 Fellowship Dr	Houston, TX	100%	203,000	100%	Under construction	Q2 2017	Q4 2019	$1,323	$63,278	$5,062	8%
Two Merriweather	Columbia, MD	100%	130,000	58%	Under construction	Q3 2016	Q2 2020	$8,833	$40,941	$3,685	9%
Aristocrat	Las Vegas, NV	100%	180,000	100%	Under construction	Q2 2017	2019	$201	$45,085	$4,071	9%

Retail
Seaport - Uplands / Pier 17	New York, NY	100%	401,787	49%	Under construction	Q4 2013	Q1 2021	$364,227	$731,000	$43,000 - $58,000	6%-8%

Total			914,787					$374,584	$880,304

				Monthly		Const.	Est.	Develop.	Est.	Est.	Stabilized
Project	City,	%	Est. Number	Est. Rent		Start	Stabilized	Costs	Total	Stabilized	NOI
Name	State	Ownership	of Units	Per Unit	Project Status	Date	Date[2]	Incurred	Cost	NOI[3]	Yield
Multifamily
Creekside Apartments	Houston, TX	100%	292	$1,538	Under construction	Q1 2017	Q4 2019	$1,403	$42,111	$3,499	8%
m.flats/Ten.M Building[4]	Columbia, MD	50%	437	$1,982	Under construction	Q1 2016	Q3 2019	$63,900	$109,345	$8,100	7%

Self-Storage
HHC 2978 Self Storage	Houston, TX	100%	784	$142	Under construction	Q1 2016	Q2 2020	$5,964	$8,476	$759	9%

Total			1,513					$71,267	$159,932

Note: Seaport - Uplands / Pier 17 Estimated Rentable sq. ft. and costs are inclusive of the Tin Building, the status of which is still pending. All costs are shown net of insurance proceeds of approximately $55 million.

(1)	Based on leases signed as of Q1 2017 and is calculated as the total est. rentable square feet leased divided by total est. rentable square feet, expressed as a percentage.
(2)	Represents management's estimate of the first quarter of operations in which the asset may be stabilized.
(3)	Total NOI shown gross, not at share.
(4)	The remaining costs in this non-consolidated joint-venture are expected to be funded by the in-place construction financing.

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Unstabilized Assets

Dollars in thousands						Develop.	Est.	Annualized	Annualized
		%	Rentable	1Q17	1Q17	Costs	Total	1Q17	Est.	Est.
Project Name	Location	Ownership	Sq. Ft. / Units	% Occ.	% Leased	Incurred	Cost	Cash NOI	Stab. NOI (a)	Stab. Date
Office
Three Hughes Landing	Houston, TX	100%	320,815	18%	23%	$ 60,778	$ 90,162	NM	$ 7,600	2020
1725 Hughes Landing (b)	Houston, TX	100%	331,754	54%	68%	50,185	74,994	3,060	6,900	2020
One Merriweather	Columbia, MD	100%	204,020	48%	60%	57,549	78,187	1,488	5,100	2020
One Summerlin (c)	Las Vegas, NV	100%	208,347	66%	77%	—	—	3,720	5,700	2018

Retail
Creekside Village Green	Houston, TX	100%	74,669	84%	84%	15,779	15,779	2,028	1,900	2017
Lakeland Village Center	Houston, TX	100%	82,972	50%	57%	12,721	16,274	476	1,700	2018
Downtown Summerlin (c)	Las Vegas, NV	100%	796,443	84%	88%	415,074	418,304	17,916	26,300	2018

Residential
One Lakes Edge	Houston, TX	100%	390	77%	86%	81,729	81,729	4,244	7,500	2018
Constellation	Las Vegas, NV	50%	124	77%	84%	20,760	20,760	256	1,100	2018

Hotel
Embassy Suites at Hughes Landing	Houston, TX	100%	205	84%	N/A	42,911	46,363	6,156	4,500	2019
The Woodlands Resort & Conference Center	Houston, TX	100%	406	55%	N/A	72,360	72,360	9,836	16,500	2020
The Westin at The Woodlands	Houston, TX	100%	302	70%	N/A	91,349	97,380	7,472	10,500	2020

Other
HHC 242 Self-Storage	Houston, TX	100%	654	7%	7%	7,034	8,607	NM	800	2019

Notes

(a)	Company estimates of stabilized NOI based solely on current leasing velocity, excluding inflationary and organic growth.
(b)	Shown net of tenant reimbursements.
(c)	One Summerlin development costs are combined with Downtown Summerlin.

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Acquisition / Disposition Activity

In thousands, except rentable sq. ft. and acres
1Q2017 Acquisitions
		Type of			Rentable	Acquisition
Date Acquired	Property	Ownership	% Ownership	Location	Sq. Ft./ Acres	Price

1/6/2017	Macy's Parcel	NA	100%	Alexandria, VA	11.4	$22,200

3/1/2017	LV51s Baseball Team (a)	NA	100%	Las Vegas, NV	n.a.	$16,400

1Q2017 Dispositions
		Type of			Rentable
Date Sold	Property	Ownership	% Ownership	Location	Sq. Ft./ Acres	Sale Price

1/18/2017	Elk Grove Casino Site	NA	NA	Elk Grove, CA	36.0	$36,000

Team

Note

(a)

On March 1, 2017, we acquired our joint venture partner’s 50.0% interest in the Las Vegas 51s minor league baseball team for $16.4 million. Upon completion of the transaction, we became the sole owner (100%) of this Triple-A baseball team affiliated with the New York Mets. Team NOI is included in Other Assets on page 9 and generates a stabilized NOI of $0.4 million.

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Master Planned Community Land

	Woodlands		Woodlands Hills		Bridgeland		Summerlin		Maryland		Total
Dollars in thousands	Q1 2017	Q1 2016	Q1 2017	Q1 2016	Q1 2017	Q1 2016	Q1 2017	Q1 2016	Q1 2017	Q1 2016	Q1 2017	Q1 2016
Revenues:
Residential land sale revenues	$2,361	$2,464	$0	$0	$8,723	$4,281	$38,598	$23,777	$—	$—	$49,682	$30,522
Commercial land sale revenues	3,799	10,405	—	—	—	—	—	1,015	—	—	3,799	11,420
Builder price participation	274	503	—	—	15	255	4,372	3,889	—	—	4,661	4,647
Other land sale revenues	1,909	129	10	0	6,629	75	2,015	2,960	2	2	10,565	3,166
Total revenues	$8,343	$13,501	$10	$0	$15,367	$4,611	$44,984	$31,641	$2	$2	$68,706	$49,755

Expenses:
Cost of sales - residential land	$(1,127)	$(955)	—	—	$(2,675)	$(1,447)	$(21,167)	$(9,141)	—	—	(24,969)	(11,543)
Cost of sales - commercial land	(900)	(4,145)	—	—	—	—	—	—	—	—	(900)	(4,145)
Real estate taxes	(1,265)	(1,329)	(75)	(23)	(331)	(236)	(590)	(541)	(164)	(165)	(2,424)	(2,294)
Land sales operations	(3,005)	(3,659)	(62)	(52)	(1,372)	(1,003)	(2,408)	(2,505)	(123)	(81)	(6,970)	(7,300)
Depreciation and amortization	(30)	(30)	—	—	(35)	(24)	(25)	(24)	(3)	(5)	(93)	(83)
Total Expenses	$(6,327)	$(10,118)	$(137)	$(75)	$(4,413)	$(2,710)	$(24,190)	$(12,211)	$(290)	$(251)	$(35,356)	$(25,365)

Net interest capitalized (expense)	(912)	(1,624)	142	137	2,462	2,466	3,868	4,367	(3)	9	5,557	5,355
Equity in earnings from real estate affiliates	—	—	—	—	—	—	5,280	—	—	—	5,280	—

EBT	$1,104	$1,759	$15	$62	$13,416	$4,367	$29,942	$23,797	$(291)	$(240)	$44,186	$29,745

Key Performance Metrics:
Residential
Total acres sold	4.5	4.1	—	—	18.6	11.1	37.7	118.1	NM	NM
Price per acre achieved	$525	$601	NM	NM	$390	$380	$697	$357	NM	NM
Avg. gross margins	52%	61%	NM	NM	69%	66%	45%	63%	NM	NM
Commercial
Total acres sold	10.4	4.3	—	—	—	—	—	—	NM	NM
Price per acre achieved	$365	$2,420	NM	NM	NM	NM	NM	NM	NM	NM
Avg. gross margins	76%	60%	NM	NM	NM	NM	NM	NM	NM	NM
Avg. combined before-tax net margins	67%	60%	NM	NM	69%	66%	45%	63%	NM	NM

Key Valuation Metrics:	Woodlands			Woodlands Hills			Bridgeland			Summerlin			Maryland
Remaining saleable acres
Residential		307			1,439			2,474			3,740		NM
Commercial		752			171			1,530			826		108(a)
Projected est. % superpads / lot size	0%		—	0%		—	0%		—	79%		0.25 ac	NM
Projected est. % single-family detached lots / lot size	75%		0.28 ac	87%		0.32 ac	89%		0.16 ac	0%		—	NM
Projected est. % single-family attached lots / lot size	25%		0.07 ac	13%		0.13 ac	10%		0.12 ac	0%		—	NM
Projected est. % custom homes / lot size	0%		—	0%		—	1%		1.0 ac	21%		0.4 ac	NM
Estimated builder sale velocity (blended total) - Q1 2017		20			—			40			70		NM
Gross margin (GAAP), net of MUDs (b)		67.1%			NM			69.3%			45%		NM
Projected cash gross margin, net of MUDs (b)		96.6%			80.0%			85.5%			66.8%		NM
Sellout date estimate
Residential		2022			2029			2036			2035		—
Commercial		2025			2028			2045			2039		—

Notes

(a)	Does not include 31 commercial acres held in the Strategic Development segment in Downtown Columbia.
(b)

GAAP gross margin is based on GAAP revenues and expenses which exclude revenues deferred on sales closed where revenue did not meet criteria for recognition, and includes revenues previously deferred that met criteria for recognition in the current period. Gross margin for each MPC may vary from period to period based on the locations of the land sold and the related costs associated with developing the land sold. Projected cash gross margin includes all future projected revenue less all future projected development costs, net of expected reimbursable costs, and capitalized overhead, taxes and interest.

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Ward Village Condominiums

	Waiea (a)	Anaha	Ae'o	Ke Kilohana (b)	Total
Key Metrics
Type of building	Ultra-Luxury	Luxury	Upscale	Workforce
Number of units	174	317	466	424	1,381
Avg. unit s.f.	2,174	1,417	836	694	5,121
Condo s.f.	378,238	449,205	389,368	294,273	1,511,084
Street retail s.f.	8,000	16,000	67,000	22,000	113,000
Total s.f.	386,238	465,205	456,368	316,273	1,624,084

Development progress
Status	Opened	U/C	U/C	U/C
Start date (actual or est.)	2Q14	4Q14	1Q16	4Q16
Completion date (actual or est.)	2Q17	3Q17	4Q18	2019
Total development cost ($m)	$414.2	$401.3	$428.5	$218.9	$ 1,462.9
Cost-to-date ($m)	$377.0	$257.3	$92.6	$28.6	755.5
Remaining to be funded ($m)	$37.2	$144.0	$335.9	$190.3	$ 707.4

Financial Summary (Dollars in thousands, except per sq. ft.)
# of units closed or under contract in 1Q17	163	301	289	387	1,140
Total % of units closed or under contract	94%	95%	62%	91%	83%
Number of units closed or under contract (current quarter)	3	3	24	1	31
Square footage closed or under contract (total)	335,991	401,304	219,328	256,666	1,213,289
Total % square footage closed or under contract	89%	89%	56%	87%	80%
Target condo profit margin at completion (excl. land cost)	—	—	—	—	30%
Total cash received (closings & deposits)	—	—	—	—	$ 725,504
Total GAAP revenue recognized	—	—	—	—	$ 940,097
Expected avg. price per sq. ft.	$1,900 - $1,950	$1,100 - $1,150	$1,300 - $1,350	$700 - $750	$1,300 - $1,325
Expected construction costs per retail sq. ft.	—	—	—	—	$ 1,100

Deposit Reconciliation (Dollars in thousands)
Deposits from sales commitment
spent towards construction	N/A	$79,850	$0	$0	$ 79,850
held for future use (c) (d)	N/A	13,069	66,766	19,220	99,055
Total deposits from sales commitment	N/A	$92,919	$66,766	$19,220	$ 178,905

Notes

(a)	We began delivering units at Waiea in November 2016. As of April 18, 2017, we've closed 150 units, we have 13 under contract, and 11 units remaining to be sold.
(b)	Ke Kilohana consists of 375 workforce units and 49 market rate units.
(c)	Only $0.8 million, $52.0 million, and $19.0 million can be used for development at Anaha, Ae`o and Ke Kilohana, respectively.
(d)	Total deposits held for future use are shown in Other Assets on the balance sheet.

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Other Assets

Property	City,	%
Name	State	Own	Acres	Notes
Future Development
The Elk Grove Collection	Elk Grove, CA	100%	64	Plan to build a 400,000 Sq. Ft. outlet retail center. Recently sold 36 acres for $36 million in total proceeds.
Landmark Mall	Alexandria, VA	100%	33	Plan to transform the mall into an open-air, mixed-use community. In January 2017, we acquired the 11.4 acre Macy's site for $22.2 million.
Cottonwood Mall	Holladay, UT	100%	54	Under contract to sell in pieces. First closing expected in 2017.
Century Plaza Mall	Birmingham, AL	100%	59	Mall is completely vacant. We are evaluating potential redevelopment opportunities.
Circle T Ranch and Power Center	Westlake, TX	50%	207	50/50 joint venture with Hillwood Development Company. We sold 72-acres to an affiliate of Charles Schwab Corporation.
Kendall Town Center	Kendall, FL	100%	70	Zoned for 730,000 Sq. Ft. of commercial space. Going through re-entitlement process.
West Windsor	West Windsor, NJ	100%	658	Current zoning allows for approximately 6 million Sq. Ft. of commercial uses.
AllenTowne	Allen, TX	100%	238	Located 27 miles north of Downtown Dallas. Agricultural property tax exemptions are in place for most of the property, significantly reducing carrying costs.
Bridges at Mint Hill	Charlotte, NC	91%	210	Zoned for approximately 1.3 million Sq. Ft. of commercial uses.
Lakemoor Land	Volo, IL	100%	40	Located 50 miles north of Chicago. The project is currently designated as farmland.
Maui Ranch Land	Maui, HI	100%	20	Two, non-adjacent, ten-acre parcels zoned for native vegetation.
Fashion Show Air Rights	Las Vegas, NV	80%	N/A	Air rights above the Fashion Show Mall located on the Las Vegas Strip.

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Debt Summary

		March 31,		December 31,
(In thousands)		2017		2016
Fixed-rate debt:
Collateralized mortgages, notes and loans payable		$1,283,481		$1,140,118
Special Improvement District bonds		40,886		44,023
Variable-rate debt:
Collateralized mortgages, notes and loans payable, excluding condominium financing		1,309,436		1,363,472
Condominium financing		137,689		160,847
Mortgages, notes and loans payable		$2,771,492		$2,708,460
Deferred Financing Costs, net		(21,238)		(17,713)
Total consolidated mortgages, notes and loans payable		$2,750,254		$2,690,747
Total unconsolidated mortgages, notes and loans payable at pro-rata share		$71,520		$55,481
Total Debt		$2,821,773		$2,746,228

	Consolidated Debt Maturities and Contractual Obligations by Final Due Date (a)
(In thousands)	2017	2018-2020		2021-2022	2023 and thereafter	Total
Mortgages, notes and loans payable, excluding condominium financing	$66,228	$860,692	(b)	$281,105	$1,425,778	$2,633,803
Condominium financing	—	137,689		—	—	137,689
Interest Payments	95,898	293,762		148,694	208,589	746,943
Ground lease and other leasing commitments	9,885	16,094		15,283	298,881	340,143
Total consolidated debt maturities and contractual obligations	$172,011	$1,308,237		$445,082	$1,933,248	$3,858,578

	Net Debt on a Segment Basis, at share
	Master					Non-
(In thousands)	Planned	Operating		Strategic	Segment	Segment	Total
Segment Basis (c)	Communities	Assets		Developments	Totals	Amounts
Mortgages, notes and loans payable, excluding condominium financing (c)	$252,535	$1,604,927		$32,153	$1,889,615	$794,469	$2,684,084
Condominium financing	—	—		137,689	137,689	—	137,689
Less: cash and cash equivalents (c)	(102,732)	(85,281)		(21,260)	(209,273)	(387,651)	(596,924)
Special Improvement District receivables	(61,129)	—		—	(61,129)	—	(61,129)
Municipal Utility District receivables	(160,189)	—		—	(160,189)	—	(160,189)
Net Debt	$(71,515)	$1,519,646		$148,582	$1,596,713	$406,818	$2,003,531

(a)

Mortgages, notes and loans payable and Short term condominium financing are presented based on extended maturity date. Extension periods generally can be exercised at our option at the initial maturity date, subject to customary extension terms that are based on property performance as of the initial maturity date and/or extension date. Such extension terms may include, but are not limited to, minimum debt service coverage, minimum occupancy levels or condominium sales levels, as applicable, and other performance criteria. In certain cases due to property performance not meeting covenants, we may have to pay down a portion of the loan in order to obtain the extension.

(b)	Of this total, $150.0 million has been refinanced subsequent to March 31, 2017 and has an extended maturity date of 2021 (initial maturity in 2020 with a one-year extension option).
(c)

Each segment includes our share of related cash and debt balances for all joint ventures included in Investments in Real estate and Other Affiliates.  See our quarterly filing on Form 10-Q for further details.

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Property Level Debt

		Contract	Interest Rate	Current Annual
Asset	Principal Balance	Interest Rate	Hedge	Interest Rate	Maturity Date (a)
Master Planned Communities
The Woodlands Master Credit Facility (b)	$150,000	L+275	Floating	3.68%	Mar-21
Bridgeland Credit Facility	65,000	4.60%	Fixed	4.6%	Nov-22
	$215,000
Operating Assets
1701 Lake Robbins (c)	$4,600	5.81%	Fixed	5.81%	Apr-17
1723-35 Hughes Landing Boulevard	109,876	L+165	Floating	2.58%	Jun-19
70 Corporate Center	20,000	L+225	Floating	3.18%	Jul-19
Downtown Summerlin	305,888	L+225	Floating	3.18%	Jul-19
The Westin at The Woodlands	58,077	L+265	Floating	3.68%	Aug-19
110 N. Wacker	21,759	5.21%	Fixed	5.21%	Oct-19
Outlet Collection at Riverwalk	55,293	L+275	Floating	3.68%	Oct-19
Three Hughes Landing	36,462	L+235	Floating	3.28%	Dec-19
Lakeland Village Center at Bridgeland	10,644	L+235	Floating	3.28%	May-20
Embassy Suites at Hughes Landing	30,223	L+250	Floating	3.43%	Oct-20
The Woodlands Resort & Conference Center	70,000	L+275	Floating	4.18%	Dec-20
One Merriweather	34,072	L+215	Floating	3.08%	Feb-21
HHC 242 Self-Storage	4,995	L+260	Floating	3.53%	Oct-21
10-60 Corporate Centers / One Mall North	94,463	L+175	Floating	3.04%	May-22
20/25 Waterway	13,825	4.79%	Fixed	4.79%	May-22
Millennium Waterway Apartments	55,584	3.75%	Fixed	3.75%	Jun-22
Ward Village	238,718	L+320	Floating	3.54%	Sep-23
9303 New Trails	12,286	4.88%	Fixed	4.88%	Dec-23
4 Waterway Square	35,979	4.88%	Fixed	4.88%	Dec-23
3831 Technology Forest Drive	22,282	4.50%	Fixed	4.50%	Mar-26
Millennium Six Pines Apartments	42,500	3.39%	Fixed	3.39%	Aug-28
3 Waterway Square	51,279	3.94%	Fixed	3.94%	Aug-28
One Lake's Edge	69,440	4.50%	Fixed	4.50%	Mar-29
One Hughes Landing	52,000	4.30%	Fixed	4.30%	Dec-29
Two Hughes Landing	48,000	4.20%	Fixed	4.20%	Dec-30
Hughes Landing Retail	35,000	3.50%	Fixed	3.50%	Dec-36
Columbia Regional Building	25,000	4.48%	Fixed	4.48%	Feb-37
	$1,558,245

Strategic Developments
Waiea and Anaha	$137,689	L+675	Floating	7.68%	Nov-19
Ke Kilohana	—	L+325	Floating	4.18%	Dec-20
Two Merriweather	—	L+250	Floating	3.43%	Oct-21
Ae'o	—	L+400	Floating	4.93%	Dec-21
HHC 2978 Self-Storage	3,729	L+260	Floating	3.53%	Jan-22
	$141,418

Total (d)	$1,914,663

Notes

(a)	Maturity dates shown assumes all extension options are exercised.
(b)	The Woodlands Master Credit Facility has been extended to 2021.
(c)	Debt related to 1701 Lake Robbins was paid down in full in Q2-17.
(d)	Excludes JV debt, Corporate level debt, and SID bond debt related to Summerlin MPC & Retail. Above balances are as of March 31, 2017.

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Summary of Ground Leases

Minimum Contractual Ground Lease Payments ($ in thousands)

						Future Cash Payments
	Pro-Rata			Three months ended		Year Ended December 31
Ground Leased Asset	Share	Expiration Date		March 31, 2017	2016	2017	2018	Thereafter	Total

Riverwalk (a)	100%	2044-2046	(b)	$492	$3,334	$3,334	$2,454	$60,424	$66,212
Seaport	100%	2031	(c)	381	1,429	1,550	1,594	205,641	208,786
Kewalo Basin Harbor	100%	2049		75	300	300	300	9,300	9,900
					$5,064	$5,185	$4,348	$275,365	$284,898

(a)	Includes base ground rent, deferred ground rent and the participation rent floor, as appropriate.
(b)	Except for Port of New Orleans ground lease which has no termination date, and WTC license agreement expires in 2019 but can be extended by agreement of the parties.
(c)	Initially expires 12/30/2031 but subject to options to extend through 12/31/2072.

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Definitions

Under Construction - Projects that reside in the Strategic segment for which construction has commenced as of March 31, 2017. This excludes MPC and condominium development.

Unstabilized - Properties in the Operating segment that have not been in service for more than 36 months and do not exceed 90% occupancy. If an office, retail or multifamily property has been in service for more than 36 months but does not exceed 90% occupany, the asset is considered underperforming and is included in Stabilized.

Stabilized - Properties in the Operating segment that have been in service for more than 36 months or have reached 90% occupancy, which ever occurs first. If an office, retail or multifamily property has been in service for more than 36 months but does not exceed 90% occupany, the asset is considered underperforming.

NOI - We define NOI as operating cash revenues (rental income, tenant recoveries and other revenue) less operating cash expenses (real estate taxes, repairs and maintenance, marketing and other property expenses). NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and, unless otherwise indicated, Equity in earnings from Real Estate and Other Affiliates. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors, which vary by property, such as lease structure, lease rates and tenant base have on our operating results, gross margins and investment returns. We believe that net operating income (“NOI”) is a useful supplemental measure of the performance of our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs.

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Reconciliations of Non-GAAP Measures

Reconciliation of Operating Assets segment EBT to Total NOI:
		as filed	as filed	as filed		as filed	as filed
(In thousands)	Q1 2017 (a)	Q4 2016	Q3 2016	Q2 2016	Q1 2016 (a)	FY 2016	FY 2015
Total Operating Assets segment EBT	$7,922	$5,761	$(34,316)	$8,131	$403	$(19,132)	$(9,902)

Straight-line lease amortization	1,961	1,057	2,550	4,079	3,121	10,689	7,391
Demolition costs	(65)	(629)	(16)	(6)	—	(1,123)	(2,675)
Development-related marketing costs	(418)	(2,072)	(1,950)	(1,988)	(256)	(7,110)	(9,747)
Depreciation and Amortization	(22,789)	(21,767)	(20,732)	(22,613)	(21,201)	(86,313)	(89,075)
Provision for impairment	—	—	(35,734)	—	—	(35,734)	—
Write-off of lease intangibles and other	(27)	(60)	—	(117)	(1)	(60)	(671)
Other income, net	(178)	1,475	13	2,750	363	4,601	524
Equity in earnings from Real Estate Affiliates	3,385	185	(209)	899	1,908	2,802	1,883
Interest, net	(14,524)	(10,425)	(9,769)	(10,108)	(11,329)	(39,447)	(31,111)
Total Operating Assets NOI - Consolidated	40,577	37,997	31,531	35,235	27,798	132,563	113,579

Redevelopments
South Street Seaport	—	92	186	(7)	—	(532)	(2,692)
Landmark Mall	—	(150)	—	—	(151)	(676)	(347)
Total Operating Asset Redevelopments NOI	—	(58)	186	(7)	(151)	(1,208)	(3,039)

Dispositions
The Club at Carlton Woods	—	—	—	—	—	—	(942)
Park West	(14)	489	—	—	498	1,835	1,812
Total Operating Asset Dispositions NOI	(14)	489	—	—	498	1,835	870

Consolidated Operating Assets NOI excluding properties sold or in redevelopment	$40,591	$37,566	$31,345	$35,242	$27,451	$131,936	$115,748

Company's Share NOI - Equity investees	746	888	569	2,272	1,316	5,069	3,204

Distributions from Summerlin Hospital Investment	3,383	—	—	—	2,616	2,616	1,747

Total NOI	$44,720	$38,454	$31,914	$37,514	$31,383	$139,621	$120,699

Note:

(a)

- Effective January 1, 2017, we moved South Street Seaport assets under construction and related activities out of the Operating Assets segment into the Strategic Developments segment. Amounts presented for Q1 2016 have been adjusted from previously reported to reflect this change.

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Reconciliations of Non-GAAP Measures

Reconciliation of MPC Land Sales Closed to GAAP Land Sales Revenue:

(In thousands)	Q1 2017	Q1 2016	FY 2016	FY 2015
Total residential land sales closed in period	$35,881	$48,817	$163,142	$157,806
Total commercial land sales closed in period	3,799	10,405	10,753	36,002
Net recognized (deferred) revenue:
Bridgeland	1,467	68	3,780	(11,136)
Summerlin	9,712	(17,380)	29,596	(16,043)
Total net recognized (deferred) revenue	11,179	(17,312)	33,376	(27,179)
Special Improvement District bond revenue	2,622	32	8,047	20,770
Total land sales revenue - GAAP basis	$53,481	$41,942	$215,318	$187,399

Total MPC segment revenue - GAAP basis	$68,706	$49,755	$253,304	$229,865

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